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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K




                           Current Report Pursuant to
                             Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): April 20, 2001
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                           Commission File No. 1-10677



            POWERBRIEF, INC. (FORMERLY INTEGRATED ORTHOPAEDICS, INC.)
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             (Exact Name of Registrant as Specified in its Charter)



                   TEXAS                                       76-0203483
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     (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                    Identification Number)

                5858 Westheimer, Suite 500 Houston, Texas 77057
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                    (Address of Principal Executive Offices)



                                 (713) 586-4600
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective April 20, 2001 IOI Management Services of Louisiana ("IOI of Louisiana") and Westbank Ambulatory Care Center, LLC, wholly-owned subsidiaries of PowerBrief, Inc., ("PowerBrief" or the "Company"), entered into an agreement to sell the fixed assets, leasehold improvements, and inventory used in the operations of the Westbank Ambulatory Care Center ("Center") to Tenet Healthsystem Surgical, LLC ("Tenet") for $1,800,000. The terms of the agreement were determined in an arms-length negotiation. The agreement is filed herewith as Exhibit
         2.1. The Center was the remaining healthcare asset of the discontinued operations of Integrated Orthopaedics, Inc. On February 27, 2001, PowerBrief, Inc. merged with Integrated Orthopaedics, Inc. whereby Integrated Orthopaedics, Inc. survived the merger and changed its name to PowerBrief, Inc

ITEM 5.  OTHER EVENTS.

         On April 24, 2001 PowerBrief Inc. announced the sale of the Westbank Ambulatory Care Center. The press release announcing the sale of the Center is filed herewith as Exhibit as Exhibit 99.1.

         On April 17, 2001 PowerBrief announced that James C. Green would assume the role of Chief Executive Officer and manage the day-to-day operations of PowerBrief. Ernest D. Rapp would assume a new role as Executive Vice President and Treasurer in order to focus on the financial efforts of the company. The press release announcing the appointment of James C. Green as Chief Executive Officer and Ernest D. Rapp as Executive Vice President is filed herewith as Exhibit 99.2.


ITEM 7.  EXHIBITS

(a)      Exhibits

         2.1 Asset Purchase Agreement dated April 20, 2001, by and between IOI Management Services of Louisiana, Inc., Westbank Ambulatory Care Center, LLC and Tenet Healthsystem Surgical, LLC.

         99.1 Text of Press release dated April 24, 2001 relating to the sale of Westbank Ambulatory Care Center.

         99.2 Text of Press Release dated April 17, 2001 relating to the appointment of James C. Green as Chief Executive Officer and Ernest D. Rapp as Executive Vice President.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      POWERBRIEF, INC.



                                      By:  /s/ Laurie Hill Gutierrez
                                          -----------------------------------
                                           LAURIE HILL GUTIERREZ
                                           Interim Chief Financial Officer



Dated: May 7, 2001




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EXHIBIT INDEX


         Exhibit  Description


         2.1 Asset Purchase Agreement dated April 20, 2001, by and between IOI Management Services of Louisiana, Inc., Westbank Ambulatory Care Center, LLC and Tenet Healthsystem Surgical, LLC. *

         99.1     Press Release dated April 24, 2001.*

         99.2     Press Release dated April 17, 2001.*


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*        Filed herewith




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